                                                                  Exhibit (q)(2)


                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Ronald E. Robison, Stefanie Chang Yu and Mary E. Mullin, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of any of the Morgan Stanley Funds set forth on Schedule A attached hereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or them, may lawfully do or cause to be done by virtue hereof.



Dated:  July 31, 2003


                                  /s/ Michael Bozic
                                  ---------------------------
                                  Michael Bozic

                              MORGAN STANLEY FUNDS
                                   SCHEDULE A

        1.  Morgan Stanley Asia-Pacific Fund, Inc.
        2.  Morgan Stanley Eastern Europe Fund, Inc.
        3.  Morgan Stanley Emerging Markets Debt Fund, Inc.
        4.  Morgan Stanley Emerging Markets Fund, Inc.
        5.  Morgan Stanley Fund of Hedge Funds
        6.  Morgan Stanley Global Opportunity Bond Fund, Inc.
        7.  Morgan Stanley High Yield Fund, Inc.
        8.  Morgan Stanley Institutional Fund Trust
        9.  Morgan Stanley Institutional Fund, Inc.
        10. Morgan Stanley Institutional Liquidity Funds
        11. The Latin American Discovery Fund, Inc.
        12. The Malaysia Fund, Inc.
        13. The Thai Fund, Inc.
        14. The Turkish Investment Fund, Inc.
        15. The Universal Institutional Funds Inc.

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS, that Charles A. Fiumefreddo, whose signature appears below, constitutes and appoints Ronald E. Robison, Stefanie Chang Yu and Mary E. Mullin, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of any of the Morgan Stanley Funds set forth on Schedule A attached hereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or them, may lawfully do or cause to be done by virtue hereof.



Dated:  July 31, 2003


                                                   /s/ Charles A. Fiumefreddo
                                                  ---------------------------
                                                  Charles A. Fiumefreddo

                              MORGAN STANLEY FUNDS
                                   SCHEDULE A

        1.  Morgan Stanley Asia-Pacific Fund, Inc.
        2.  Morgan Stanley Eastern Europe Fund, Inc.
        3.  Morgan Stanley Emerging Markets Debt Fund, Inc.
        4.  Morgan Stanley Emerging Markets Fund, Inc.
        5.  Morgan Stanley Fund of Hedge Funds
        6.  Morgan Stanley Global Opportunity Bond Fund, Inc.
        7.  Morgan Stanley High Yield Fund, Inc.
        8.  Morgan Stanley Institutional Fund Trust
        9.  Morgan Stanley Institutional Fund, Inc.
        10. Morgan Stanley Institutional Liquidity Funds
        11. The Latin American Discovery Fund, Inc.
        12. The Malaysia Fund, Inc.
        13. The Thai Fund, Inc.
        14. The Turkish Investment Fund, Inc.
        15. The Universal Institutional Funds Inc.

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS, that Edwin J. Garn, whose signature appears below, constitutes and appoints Ronald E. Robison, Stefanie Chang Yu and Mary E. Mullin, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of any of the Morgan Stanley Funds set forth on Schedule A attached hereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or them, may lawfully do or cause to be done by virtue hereof.



Dated:  July 31, 2003


                                                  /s/ Edwin J. Garn
                                                 ---------------------------
                                                 Edwin J. Garn

                              MORGAN STANLEY FUNDS
                                   SCHEDULE A

        1.  Morgan Stanley Asia-Pacific Fund, Inc.
        2.  Morgan Stanley Eastern Europe Fund, Inc.
        3.  Morgan Stanley Emerging Markets Debt Fund, Inc.
        4.  Morgan Stanley Emerging Markets Fund, Inc.
        5.  Morgan Stanley Fund of Hedge Funds
        6.  Morgan Stanley Global Opportunity Bond Fund, Inc.
        7.  Morgan Stanley High Yield Fund, Inc.
        8.  Morgan Stanley Institutional Fund Trust
        9.  Morgan Stanley Institutional Fund, Inc.
        10. Morgan Stanley Institutional Liquidity Funds
        11. The Latin American Discovery Fund, Inc.
        12. The Malaysia Fund, Inc.
        13. The Thai Fund, Inc.
        14. The Turkish Investment Fund, Inc.
        15. The Universal Institutional Funds Inc.

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS, that Wayne E. Hedien, whose signature appears below, constitutes and appoints Ronald E. Robison, Stefanie Chang Yu and Mary E. Mullin, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of any of the Morgan Stanley Funds set forth on Schedule A attached hereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or them, may lawfully do or cause to be done by virtue hereof.



Dated:  July 31, 2003


                                               /s/ Wayne E. Hedien
                                              ---------------------------
                                               Wayne E. Hedien

                              MORGAN STANLEY FUNDS
                                   SCHEDULE A

        1.  Morgan Stanley Asia-Pacific Fund, Inc.
        2.  Morgan Stanley Eastern Europe Fund, Inc.
        3.  Morgan Stanley Emerging Markets Debt Fund, Inc.
        4.  Morgan Stanley Emerging Markets Fund, Inc.
        5.  Morgan Stanley Fund of Hedge Funds
        6.  Morgan Stanley Global Opportunity Bond Fund, Inc.
        7.  Morgan Stanley High Yield Fund, Inc.
        8.  Morgan Stanley Institutional Fund Trust
        9.  Morgan Stanley Institutional Fund, Inc.
        10. Morgan Stanley Institutional Liquidity Funds
        11. The Latin American Discovery Fund, Inc.
        12. The Malaysia Fund, Inc.
        13. The Thai Fund, Inc.
        14. The Turkish Investment Fund, Inc.
        15. The Universal Institutional Funds Inc.

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Ronald E. Robison, Stefanie Chang Yu and Mary E. Mullin, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of any of the Morgan Stanley Funds set forth on Schedule A attached hereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or them, may lawfully do or cause to be done by virtue hereof.



Dated:  July 31, 2003



                                              /s/ James F. Higgins
                                             ---------------------------
                                             James F. Higgins

                              MORGAN STANLEY FUNDS
                                   SCHEDULE A

        1.  Morgan Stanley Asia-Pacific Fund, Inc.
        2.  Morgan Stanley Eastern Europe Fund, Inc.
        3.  Morgan Stanley Emerging Markets Debt Fund, Inc.
        4.  Morgan Stanley Emerging Markets Fund, Inc.
        5.  Morgan Stanley Fund of Hedge Funds
        6.  Morgan Stanley Global Opportunity Bond Fund, Inc.
        7.  Morgan Stanley High Yield Fund, Inc.
        8.  Morgan Stanley Institutional Fund Trust
        9.  Morgan Stanley Institutional Fund, Inc.
        10. Morgan Stanley Institutional Liquidity Funds
        11. The Latin American Discovery Fund, Inc.
        12. The Malaysia Fund, Inc.
        13. The Thai Fund, Inc.
        14. The Turkish Investment Fund, Inc.
        15. The Universal Institutional Funds Inc.

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Ronald E. Robison, Stefanie Chang Yu and Mary E. Mullin, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of any of the Morgan Stanley Funds set forth on Schedule A attached hereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or them, may lawfully do or cause to be done by virtue hereof.



Dated:  July 31, 2003


                                              /s/ Manuel H. Johnson
                                             ---------------------------
                                             Manuel H. Johnson

                              MORGAN STANLEY FUNDS
                                   SCHEDULE A

        1.  Morgan Stanley Asia-Pacific Fund, Inc.
        2.  Morgan Stanley Eastern Europe Fund, Inc.
        3.  Morgan Stanley Emerging Markets Debt Fund, Inc.
        4.  Morgan Stanley Emerging Markets Fund, Inc.
        5.  Morgan Stanley Fund of Hedge Funds
        6.  Morgan Stanley Global Opportunity Bond Fund, Inc.
        7.  Morgan Stanley High Yield Fund, Inc.
        8.  Morgan Stanley Institutional Fund Trust
        9.  Morgan Stanley Institutional Fund, Inc.
        10. Morgan Stanley Institutional Liquidity Funds
        11. The Latin American Discovery Fund, Inc.
        12. The Malaysia Fund, Inc.
        13. The Thai Fund, Inc.
        14. The Turkish Investment Fund, Inc.
        15. The Universal Institutional Funds Inc.

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS, that Philip J. Purcell, whose signature appears below, constitutes and appoints Ronald E. Robison, Stefanie Chang Yu and Mary E. Mullin, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of any of the Morgan Stanley Funds set forth on Schedule A attached hereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or them, may lawfully do or cause to be done by virtue hereof.


Dated:  July 31, 2003


                                                 /s/ Philip J. Purcell
                                                ---------------------------
                                                Philip J. Purcell

                              MORGAN STANLEY FUNDS
                                   SCHEDULE A

        1.  Morgan Stanley Asia-Pacific Fund, Inc.
        2.  Morgan Stanley Eastern Europe Fund, Inc.
        3.  Morgan Stanley Emerging Markets Debt Fund, Inc.
        4.  Morgan Stanley Emerging Markets Fund, Inc.
        5.  Morgan Stanley Fund of Hedge Funds
        6.  Morgan Stanley Global Opportunity Bond Fund, Inc.
        7.  Morgan Stanley High Yield Fund, Inc.
        8.  Morgan Stanley Institutional Fund Trust
        9.  Morgan Stanley Institutional Fund, Inc.
        10. Morgan Stanley Institutional Liquidity Funds
        11. The Latin American Discovery Fund, Inc.
        12. The Malaysia Fund, Inc.
        13. The Thai Fund, Inc.
        14. The Turkish Investment Fund, Inc.
        15. The Universal Institutional Funds Inc.


                                       2